UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report – May 11, 2012
(Date of earliest event reported)

QUESTAR GAS COMPANY

(Exact name of registrant as specified in charter)

STATE OF UTAH	333-69210	87-0155877
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employee Identification No.)

333 South State Street, P.O. Box 45360 Salt Lake City, Utah 84145-0360
(Address of principal executive offices)

Registrant's telephone number, including area code (801) 324-5555

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 8.01    Other Events.

Amended and Restated Articles of Incorporation and Bylaws

Questar Gas Company amended and restated its articles of incorporation which were filed with the Division of Corporations of the State of Utah on May 11, 2012, and has also made changes to its Bylaws. Questar Gas Company's Amended and Restated Articles of Incorporation and its current Bylaws are filed as Exhibits 3.1 and 3.2, respectively, to this report.

List of Exhibits

Exhibit No.            Exhibit

3.1	Amended and Restated Articles of Incorporation of Questar Gas Company

3.2	Bylaws of Questar Gas Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR GAS COMPANY (Registrant)

Date: May 15, 2012	/s/Ronald W. Jibson
Ronald W. Jibson Chairman, President and Chief Executive Officer Questar Gas